Exhibit 10.2

This Confirmation is dated the Signing Date (as defined below) and made between the Parties (as defined below) and constitutes a confirmation as described in the Share Exchange Agreement VERSION 2021001 (the "Master Agreement"), which is hereby incorporated into this Confirmation by reference and shall be read together with this Confirmation to form a single agreement. All terms defined in the Master Agreement shall, unless otherwise defined herein or the context requires otherwise, have the same meanings in this Confirmation.

Seller/Shareholder	Number of Shares of Underlying Asset Held by	Number of Shares of Underlying Asset To Sell	Number of Parent Entity Common Stock To Receive
CHAN YIK HEI	6,430	1,530	705,069
LAU CHEUK YIU	1,275	1,275	587,557
TAN MEI SAN DELPHINE	1,275	1,275	587,557
TO KA HEN GARY	1,020	1,020	470,046
TOTAL	10,000	5,100	2,350,230

KEY COMMERCIAL TERMS

1.	"Address of Shareholders" means Mandar House, 3rd Floor, Johnson's Ghut, Tortola, British Virgin Island

2.	"Common Stock" means the ordinary shares of Cosmos Group Holding Inc

3.	"Closing Date" means 31 December 2021

4.	"Director Representative" means Chan Man Chung a Director of the Parent Entity

5.	"Key Assets" means all goodwill, rights, Intellectual Property and all other tangible and intangible assets belonging to the Underlying Asset.

6.	"Majority Ownership" means 51% or as close as possible to but not less than 51%, ownership and voting rights in the Underlying Asset.

7.	"Parent Entity" means Cosmos Group Holdings Inc, a Nevada incorporated company listed on the United States OTC market and regulated by the SEC

8.	"Party" means each Shareholder and the Purchaser

9.	"Parties" means collectively Shareholders and the Purchaser

10.	"Purchaser" means MASSIVE TREASURE LIMITED (BVI Company Number: 2055795), a company incorporated in the Territories of the British Virgin Islands and having its registered office at Wickhams Cay 1, Road Town, To1tola, British Virgin Islands

11.	"Purchaser Additional Undertakings" means NA

12.	"Relevant Number" means 1,974,194

13.	"Relevant Percentage" means 51%

14.	"Shareholder" means each Shareholder A, Shareholder B, Shareholder C and Shareholder D

15.	"Shareholders" means collectively Shareholder A, Shareholder B, Shareholder C and Shareholder D

16.	Shareholder A" means CHAN YIK HEI, an individual with Hong Kong Passport number KJ0760805 and having his address at Flat E, 23/F, South Coast, 1 Tang Fung Street, Aberdeen, Hong Kong

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17.	"Shareholder B" means LAU CHEUK YIU, an individual with Hong Kong Passport number KJ0620329 and having his address at Flat H, 7/F, Stg 2, Blk 7, Villa Concerto Symphony Bay, Ma On Shan, NT, Hong Kong

18.	"Shareholder C" means TAN MEI SAN DELPHINE, an individual with Singapore identity card number E6652632N and having his address at Apt Blk 575 Pasir Ris Street 53 #01-18 Singapore 510575

19.	"Shareholder D" means TO KA HIN GARY, an individual with Hong Kong Passport number H20578027 and having his address at Flat B, 8/F, Sky Lodge 3, 8 Yin Ping Rd, Beacon Hill, Kln, Hong Kong

20.	"Signing Date" means 15 October 2021

21.	"Seller" means Shareholder A and/or Shareholder B and/or Shareholder and/or C and/or Shareholder D

22.	"Seller Additional Undertakings" means (a) Seller and/or Underlying Asset will ensure that the Purchaser will always maintain Majority Ownership of the Underlying Asset in any event;

23.	"Underlying Asset" means NFT Limited (BVI Company Number: 2070700), a company incorporated in British Virgin Island and having its registered office at Mandar House, 3rd Floor, Johnson's Ghut, Tortola, British Virgin Island

24.	"Underlying Asset Number" means 10,000

25.	"Underlying Asset Incorporation Date" means 27 July 2021

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IN WITNESS WHEREOF, this Confirmation has been executed by the parties hereto as of the Signing Date.

SELLER:

SIGNED, SEALED and DELIVERED	)
as a Deed by	)
CHAN YIK HEI	)
)
)
)
)
)
	)	/s/ CHAN YIK HEI

Number of Shares to sell: 1,530

Number of Common Stock to receive in exchange: 592,25

SIGNED, SEALED and DELIVERED	)
as a Deed by	)
LAU CHEUK YIU	)
)
)
)
)
)
	)	/s/ LAU CHEUK YIU

Number of shares to sell: 1,275

Number of Common Stock to receive in exchange: 493,548

SIGNED, SEALED and DELIVERED	)
as a Deed by	)
TAN MEI SAN DELPHINE	)
)
)
)
)
)
	)	/s/ TAN MEI SAN DELPHINE

Number of shares to sell: 1,275

Number of Common Stock to receive in exchange: 493,548

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SIGNED, SEALED and DELIVERED	)
as a Deed by	)
TO KA HIN GARY	)
)
)
)
)
)
	)	/s/ TO KA HIN GARY

Number of shares to sell: 1,020

Number of Common Stock to receive in exchange: 394,839

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PURCHASER:

SIGNED, SEALED and DELIVERED
as a Deed by
CHAN MAN CHUNG

its director(s) or authorised signature(s) (duly authorised by resolution of the board of directors) for and on behalf of MASSIVE TREASURE LIMITED	/s/ CHAN MAN CHUNG

DIRECTOR REPRESENTATIVE OF COSMOS GROUP HOLDING INC:

SIGNED, SEALED and DELIVERED
as a Deed by
CHAN MAN CHUNG

its director(s) or authorised signature(s) (duly authorised by resolution of the board of directors) for and on behalf of COSMOSGROUP HOLDING INC.	/s/ CHAN MAN CHUNG

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